EXHIBIT 99.2


                            CERTIFICATION PURSUANT TO
                            18. U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Seneca Foods Corporation (the "Company") on Form 10-Q for the period ended September 28, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, Kraig H. Kayser, Chief Executive Officer and Philip G. Paras, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002, that, to our knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                            /s/ Kraig H. Kayser
                                            -------------------
                                            Kraig H. Kayser
                                            Chief Executive Officer
                                            November 8, 2002


                                            /s/ Philip G. Paras
                                            ---------------------
                                            Philip G. Paras
                                            Chief Financial Officer
                                            November 8, 2002